Exhibit 99.1

Dave & Buster’s Entertainment Inc. ANNOUNCES AT-THE-MARKET EQUITY OFFERING PROGRAM

DALLAS, April 14, 2020 (GLOBE NEWSWIRE) – Dave & Buster’s Entertainment, Inc. (NASDAQ:PLAY) (the “Company”), an owner and operator of entertainment and dining venues, today announced that it has filed a prospectus supplement with the Securities and Exchange Commission (“SEC”), under which it may offer and sell shares of its common stock (the “Shares”) having an aggregate offering price of up to $75,000,000 from time to time through an “at-the-market” equity offering program (the “ATM Program”). The Company currently intends to use the net proceeds from sales of Shares under the ATM Program primarily to strengthen its balance sheet, principally as necessitated by the effects of the COVID-19 outbreak on its business, which would include use for general corporate purposes. The timing of any sales will depend on a variety of factors to be determined by the Company.

The Shares will be offered through Jefferies LLC (“Jefferies”), as sales agent. Jefferies may sell Shares by any method permitted by law deemed to be an “at-the-market offering” as defined in Rule 415 of the Securities Act of 1933, as amended, including without limitation sales made directly on the Nasdaq Global Select Market, on any other existing trading market for the Shares, to or through a market maker or in negotiated transactions. Sales may be made at market prices prevailing at the time of the sale, at prices related to prevailing market prices or at negotiated prices and, as a result, sales prices may vary.

The prospectus supplement filed today adds to, updates or otherwise changes information contained in the accompanying prospectus contained in a shelf registration statement on Form S-3 (File No. 333-237664) for the offering of Shares. Prospective investors should read the prospectus, the prospectus supplement and other documents the Company has filed with the SEC (some of which are incorporated by reference into the prospectus and prospectus supplement) for more complete information about the Company, the ATM Program and the risks the Company currently is facing due to the spread of COVID-19. You may obtain copies of the prospectus supplement and accompanying prospectus relating to the offering without charge by visiting the SEC’s website at www.sec.gov.

This press release is for informational purposes only and is not an offer to sell or the solicitation of an offer to buy any Shares of the Company, which is made only by means of a prospectus supplement and related prospectus. There will be no sale of Shares in any jurisdiction in which the offer, solicitation of an offer to buy or sale would be unlawful.

About Dave & Buster’s Entertainment, Inc.

Founded in 1982 and headquartered in Dallas, Texas, Dave & Buster’s Entertainment, Inc., is the owner and operator of 137 venues in North America that combine entertainment and dining and offer customers the opportunity to “Eat Drink Play and Watch,” all in one location. Dave & Buster’s offers a full menu of entrées and appetizers, a complete selection of alcoholic and non-alcoholic beverages, and an extensive assortment of entertainment attractions centered around playing games and watching live sports and other televised events. Dave & Buster’s currently has stores in 39 states, Puerto Rico, and Canada.

Forward-Looking Statements

This release contains or incorporates “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995, or the Forward-Looking Statements Safe Harbor, as codified in Section 27A of the Securities Act of 1933, as amended, or the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended or the Exchange Act. All statements other than statements of historical facts are statements that could be deemed forward-looking. We have tried, whenever possible, to identify these statements by using words such as “believes,” “estimates,” “anticipates,” “expects,” “intends,” “plans,” “seeks,” or words of similar meaning, or future or conditional verbs, such as “may,” “will,” “should,” “could,” “aims,” “intends,” or “projects,” and similar expressions, whether in the negative or the affirmative.

These forward-looking statements reflect management’s beliefs and assumptions, are all based on currently available operating, financial and competitive information and are subject to various risks and uncertainties. Our actual future results and trends may differ materially depending on a variety of factors, including, but not limited to, the risk and uncertainties discussed in this prospectus supplement, our Annual Report on Form 10-K for the fiscal year ended February 2, 2020, filed with the SEC on April 3, 2020, or our 2019 Annual Report, and in any other documents incorporated by reference therein. In addition, these forward-looking statements involve risks and uncertainties and, consequently, could be affected by: the uncertain and unprecedented impact of the coronavirus and the disease it causes (COVID-19) on our business and operations and the related impact on our liquidity needs; our ability to continue as a going concern; our ability to obtain additional waivers or amendments, and thereafter continue to satisfy covenant requirements (even as they may be amended), under our revolving credit facility and derivative contract payables; our ability to access other funding sources; the duration of government-mandated and voluntary shutdowns; the speed with which our stores safely can be reopened and the level of customer demand following reopening; the economic impact of COVID-19 and related disruptions on the communities we serve; our overall level of indebtedness; general business and economic conditions, including as a result of COVID-19; the impact of competition; the seasonality of our business; adverse weather conditions; future commodity prices; guest and employee complaints and litigation; fuel and utility costs; labor costs and availability; changes in consumer and corporate spending, including as a result of COVID-19; changes in demographic trends; changes in governmental regulations; unfavorable publicity; our ability to open new stores; and acts of God.

We are including this cautionary note to make applicable, and take advantage of, the safe harbor provisions of the Forward-Looking Statements Safe Harbor.

We historically have operated in a continually changing business environment. The country and both the global economy generally and, for our purposes, the U.S. economy face profound dislocations and unprecedented uncertainty as a result of COVID-19. Other unknown or unpredictable factors also could have material adverse effects on our future results, performance or achievements.

We believe that the expectations reflected in the forward-looking statements contained in this prospectus or in any prospectus supplement, or incorporated herein or therein by reference, are based upon reasonable assumptions at the time made. However, given the risks and uncertainties, you should not rely on any forward-looking statements as a prediction of actual results, developments or other outcomes. You should read these forward-looking statements with the understanding that we may be unable to achieve projected results, developments or other outcomes and that actual results, developments or other outcomes may be materially different from what we expect. You are cautioned not to place undue reliance on these forward-looking statements.

We intend these forward-looking statements to speak only as of the time they are made. Subject to any continuing obligations under applicable law or any relevant stock exchange rules, we do not undertake, and expressly disclaim any obligation, to disseminate, after the date hereof, any updates or revisions to any such forward-looking statements to reflect any change in expectations or events, conditions or circumstances on which any such statements are based.

For Investor Relations Inquiries:

Scott Bowman, CFO

Dave & Buster’s Entertainment, Inc.

972.813.1151

scott.bowman@daveandbusters.com

For Media Inquiries:

Andrew Siegel / Joseph Sala

Joele Frank, Wilkinson Brimmer Katcher

212.355.4449